Investor Presentation 2 nd Quarter 2015 Exhibit 99.1

Except for the historical information contained in this presentation, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”.  Forward-looking statements, by their nature, are subject to risks and uncertainties.  Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures; changes in the interest rate environment; demand for loans in Sunshine Bank’s market area; adverse changes in general economic conditions, either nationally or in
Sunshine Bank’s market areas; adverse changes within the securities markets; the successful integration of our recently completed acquisition; legislative and regulatory changes that could adversely affect the business in which the Company and Sunshine Bank are engaged; the future earnings and capital levels of Sunshine Bank; and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings.  We caution readers not to place undue reliance on forward-looking statements contained in this presentation.  The company disclaims any obligation to revise or update any forward-looking statements contained in this presentation to reflect future events or developments.
Forward-Looking Statements

Why Sunshine?
Building on a
strong
foundation
Established in 1954
Solid deposit base, total deposit cost as of June 30, 2015 was 0.20%
Seasoned
management
team
More than 175 years of banking experience
Focused on dynamic franchise creation
Emphasis on shareholder value maximization
Attractive
markets
Footprint yields diverse economic drivers
Strong projected population growth
Vision for
growth
Organic growth complimented by strategic opportunities
Positively impacting lives

4

Orlando
Apopka
Pine Hills
Oak Ridge
Lake Apopka
Spring Hill
Dade City
Zephyrhills
Land O' Lakes
Lakeland
Polk City
Davenport
Winter Haven
Lakeland Highlands
Temple Terrace
Tampa
Brandon
Bloomingdale
Palm Harbor
Clearwater
Pinellas Park
St Petersburg
Lake Wales

Sunshine BANCORP

Current Sunshine Bank Profile

Total Assets
$
476,989
Net Loans
$
307,002
Total Deposits & Repo
$
352,582
Tangible Equity / Tangible Assets
11.1%
NPAs / Total Assets
0.19%
Note: Date for data is: 6/30/2015
Financial Highlights ($000)
Corporate Overview
NASDAQ
SBCP
Headquarters
Plant City, FL
Established
November 1954
Mutual Conversion
July 2014
Branches
8 +Tampa & Orlando LPOs
Building a Strong Foundation For the Future

Transformational Events

November
1954
Sunshine
Federal
Savings
and
Loan
Association
is
formed
in
Plant
City,
FL
July
2014
Sunshine
converts
from
mutual
to
stock
ownership
adding
over
$42
million
in
new
capital;
Sunshine
Bancorp,
Inc.
is
formed
as
holding
company
and
common
shares
are
listed
on
NASDAQ
under
the
ticker
SBCP
October
2014
New
management
team
is
assembled
led
by
Andrew
S.
Samuel
December
2014
Sunshine
is
rebranded
Sunshine
Bank
to
better
reflect
a
planned
transition
from
a
traditional
thrift
institution
to
a
commercial
bank
4Q14
Highly
experienced
business
and
financial
services
leaders
added
to
the
Sunshine
board
of
directors
June
2015
Sunshine
completes
acquisition
of
Lakeland,
FL
based
Community
Southern
Holdings,
Inc.
and
its
wholly-owned
subsidiary
Community
Southern
Bank.
Sunshine’s
total
assets
approach
$500
million
July
2015
Sunshine
announces
agreement
to
purchase
2
branches
in
Bradenton
and
Sarasota,
Florida,
and
will
add
approximately
$56.4
million
in
deposits
and
$8.3
million
in
loans

Mission Statement
Sunshine Bancorp, Inc. will positively impact lives by helping people achieve their dreams.
Vision Statement
Sunshine Bancorp, Inc. will be a high performing financial services company that creates financial success for consumer, business, and not for profit customers in the markets we choose to serve.
Value Statement
Sunshine Bancorp, Inc. is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness, and company spirit.  We value and respect each other because we truly believe that our success only comes from working together for our team’s success.
Making a Positive Impact
Mission, Vision and Values

2015 YTD Highlights
Organic
Balance
Sheet Growth
Total loans increased by $26.9 million or 49.4% annualized
Deposits increased by $6.5 million or 7.9% annualized
Strong Credit
Quality
Metrics
Non-performing assets/assets were 0.19%
Allowance for loan losses to non performing loans was 211.1%
Completed
Community
Southern
Merger
Provided additional scale with $250 million in assets and a strong core deposit base
Provided additional scale with $56.4 million in deposits with a
0.09% cost of funds
Enter two new counties and expands contiguous presence along the strategically important I-75 corridor
Provided a strong compliment to Sunshine’s commercial banking organic growth strategy
Announced
Purchase of
Sarasota and
Bradenton
Branches

9

Sunshine Management Team

Andrew Samuel
President and Chief Executive Officer
•
31 years of banking experience
•
5 different institutions
Jane Tompkins
EVP, Chief Risk Officer
•
40 years of banking experience
•
8 different institutions
Bruce Carr
EVP, Chief Lending Officer
•
37 years of banking experience
•
3 different institutions
Vickie Houllis
SVP, Chief Financial Officer
•
29 years of banking experience
•
4 different institutions
Andria Contat
EVP, Chief Technology Officer
•
31 years of banking experience
•
5 different institutions
Brent Smith
SVP, Corporate Development
•
10 years of banking experience
•
3 different institutions
•
Over 175 years of experience
•
Track record of maximizing shareholder value
•
Capacity and experience to generate market leading organic growth
•
Proven ability to leverage excess capital to enhance franchise value

Sunshine Management Team

Experienced Management Team:
Over 175 years of experience
20+ Institutions
$0-$300billion
Management team comes with
executive experience in more than 20
different institutions ranging from de
novo start ups to super regional banks
with over $100 billion in assets
Sunshine
Bank
The team is coming together
to create a dynamic high
performing community
banking franchise

12

Attractive Growing Markets

•
1% deposit market share in current markets(1)
•
Market currently yields $36.5 billion in deposits(1)
•
Recent fragmentation provides great opportunity for
customer acquisition
Deposit Market Share
•
Markets currently have 12% of Florida population(2)
•
Markets currently have 0.76% of national population(2)
•
I-4 corridor attracting growth from Orlando and Tampa
•
Historically, Brandon/Tampa sections of I-75 yield highest
average traffic volumes in the state(3)
Attractive  Markets
•
Projected 5 year population growth of 5.76% compared to
a national projection of 3.50%(2)
•
Hillsborough County projected population growth of
6.82% in the next 5 years(2)
Market Growth Potential
(1)Source: FDIC at 6/30/2014 (Hillsborough, Polk, Manatee, Sarasota and Pasco counties),
(2)Source: SNL Nielson data primarily based on US Census Data,
(3)Source:
Hillsborough
County
Metropolitan
Planning
Organization
2035
Long
Range
Transportation
Plan:
Assessment
of
Economic
Trends
and
Transportation
Needs.

Attractive Growing Markets

The local markets continue to boast growth rates that are among the top in the nation.  Sunshine’s franchise is in markets that have economic drivers contributing to the continued growth and economic expansion.
Strong
Transportation
& Geographic
Infrastructure
Interstate 4 is the link between Tampa and Orlando with undeveloped potential not readily available in the more urban settings
Interstate 75 yields some of the largest traffic volumes in the state(1)
Port of Tampa is the largest deep water port in the state and is one of the top 10 cruise ports in the country(1)
Tampa International Airport serves over 40,000 travelers and 280 tons of cargo daily(1)
Diverse
Economic
Drivers
MacDill Air Force Base is the headquarters for two major commands: Special U.S. Operations Command and
U.S. Central Command.
Port of Tampa is a hub for both industry and tourism.  The port draws manufacturing, transportation and warehouse sectors.
Recreational and Tourism opportunities.
Higher Education with the University of South Florida, University of Tampa and Florida Polytechnic University
Leading
Population
Growth
Local markets are projected to add 1.6 million people or 29% growth by 2035.  This creates a population equal to present-day Greater Miami(2)
1 in 5 Floridians is expected to live in the greater Tampa region in the next 30 years.(3)
Hillsborough, Polk and Pasco counties rank as the highest net population growth counties in the Tampa
Region over the next 30 years(1)
(1)Source:
Hillsborough
County
Metropolitan
Planning
Organization
2035
Long
Range
Transportation
Plan:
Assessment
of
Economic
Trends
and
Transportation
Needs.
(2)Source: Florida Bureau of Economic and Business Research (BEBR)
(3)Source: SNL Nielson data primarily based on US Census Data

Ocala
Port Orange
Deltona
Homosassa Springs
Orlando
Lakeland
Melbourne
Palm Bay
Tampa
Port Saint Lucie
Lake Okeechobee
Port Charlotte
Cape Coral

Sunshine BANCORP

Target Markets

Hillsborough
Pasco
Polk
Orange
Pro Forma Markets
Manatee
Pinellas
Sarasota
Target Markets
Pro forma markets yield $53.6 billion in deposits(1)
(1)Source: FDIC at 6/30/2014 for the pro forma markets following the completion of First Federal Branch purchase.

16

Building Franchise Value
Value Creators
Value Inhibitors
•
Excellent reputation in the community
•
Strong management team
•
Exceptional asset quality metrics
•
Ability to grow and retain core deposits
•
Cross selling effectiveness
•
Fee income generation
•
Well capitalized
•
Lower than peer net interest margin
•
Loan portfolio concentrations
•
Residential mortgage loans
•
Land and development loans
•
Efficiency ratio over 70%

Organic Plan Summary

Loan Growth
•
Small Businesses with less than $50 million in annual revenue
•
Commercial real estate and C&I loans
•
Home equity and consumer loans
Deposit Growth
•
Small business core operating and reserve accounts
•
Not for profits segment penetration
•
Retail consumer account growth
Fee Income
•
Service charges on deposits
•
Commercial account analysis fees
•
Merchant services
•
Fee income from Sunshine Wealth Management
•
Increase secondary market mortgage origination and sales

•
Strategic locations complimented with mobile banking
•
Strong local community identity
Retail Banking
•
Family owned businesses with less than $50 million in
revenue
•
Local decision making with highly responsive local people
Small Business
Banking
•
Be the bank of choice for not for profit market
Not for Profit
Banking
High touch relationship management and exceptional service supported by technology
Targeted Business Segments

20 Organic Growth Strategic Acquisition Strategic Partnerships Branch Acquisitions Building Franchise Value

Disciplined Acquisition Strategy

Contiguous/
in-market
opportunities
Less than 10% TBV
Dilution
EPS accretion in
the
1
year
Demographics
equal to or better
than current
footprint
Management and the board will consider deviating from these guidelines if the strategic opportunity warrants it.  However, anything outside these parameters will be pursued with great diligence and must have strong strategic reasoning for doing so.
st

Brooksville
Clermont
Pine Hills
Spring Hill
Lacoochee
Oak Ridge
Dade City
Bayonet Point
Hunters Creek
Kissimmee
New Port Richey
Land O' Lakes
Loughman
St Cloud
Tarpon Springs
Lutz
Polk City
Gibsonia
Haines City
Palm Harbor
Temple Terrace
Dunedin
Lakeland
Winter Haven
Clearwater
Brandon
Lakeland Highlands
Tampa
Largo
Bloomingdale
Lake Wales
Pinellas Park
Crooked Lake Park
St Petersburg
River Ranch
Fort Meade
Frostproof
Sun City Center
Avon Park Air Force Range
Bowling Green
Avon Park
Memphis
Wauchula
Bradenton
Sebring

Pro Forma Sunshine Bank Profile

Total Assets
$529,989
Net Loans
$315,001
Total Deposits
$408,582
Note: Date for data is: 6/30/2015
Financial Highlights ($000)
Corporate Overview
NASDAQ
SBCP
Headquarters
Plant City, FL
Established
November 1954
Mutual Conversion
July 2014
Anticipated Branch Purchase
Closing
4Q 2015
Banking Facilities
12
Building a Strong Foundation For the Future

Pro Forma Market Share

Creating a dynamic high performing community bank in the greater Tampa region
Banks Operating in Combined Market
County Deposits ($000)
Hillsborough
Manatee
Pasco
Polk
Sarasota
Combined
Rank
Community Banks
1
TAMPA BAY BANKING COMPANY (FL)
$    1,160,751
$                  -
$                 -
$                  -
$                 -
$    1,160,751
2
CENTERSTATE BANKS, INC. (FL)
133,106
-
58,683
709,338
-
901,127
3
USAMERIBANCORP, INC. (FL)
748,894
-
-
-
-
748,894
4
SUNSHINE BANCORP
Pro Forma
154,862
20,402
11,045
191,482
33,316
411,107
5
CITIZENS BANKING CORPORATION (FL)
-
-
-
386,346
-
386,346
6
FLORIDA BUSINESS BANCGROUP, INC. (FL)
377,474
-
-
-
-
377,474
7
PLATINUM BANK HOLDING COMPANY (FL)
207,307
-
-
161,098
-
368,405
8
C1 FINANCIAL, INC. (FL)
147,030
181,837
17,127
-
1,967
347,961
9
Stonegate Bank (FL)
71,062
-
-
-
236,531
307,593
10
Bank of Central Florida (FL)
-
-
-
304,459
-
304,459
Remaining Community Bks (31)
1,485,214
391,053
366,279
118,381
1,127,810
3,488,737
Total Community Banks
4,485,700
593,292
453,134
1,871,104
1,399,624
8,802,854
Total Large Regional & Other Out of Market Bks (32)
21,113,827
4,689,987
4,669,683
3,905,236
10,370,850
44,749,583
Total Deposits
$  25,599,527
$    5,283,279
$    5,122,817
$    5,776,340
$  11,770,474
$  53,552,437
Pro Forma Market Share
0.60%
0.39%
0.22%
3.31%
0.28%
0.77%
Source: FDIC @ 06/30/2014 (latest available)

Why Sunshine?
Deep and
experienced
management
team
Proven track record of maximizing shareholder value
Compelling
growth
markets
Strong geographic and transportation infrastructure, diverse economic driver and leading population growth
Valuation
Trading at 112% of tangible book value*
*As of Aug, 31
st
2015